Victory Aggressive Growth Fund Investment Strategy - Victory Aggressive Growth Fund	Apr. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]	The Fund invests primarily in equity securities of large-capitalization companies (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index) that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund’s Adviser allocates the Fund’s assets among the Adviser’s internal investment teams. The managers implement a fundamentally driven security selection investment process that seeks to identify companies that will provide superior portfolio returns over the long term.